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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 27, 2006


                                 Belden CDT Inc.

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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


         Delaware                     001-12561                  36-3601505
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      (State or other              (Commission File            (IRS Employer
jurisdiction of incorporation)         Number)              Identification No.)



                        7701 Forsyth Boulevard, Suite 800
                            St. Louis, Missouri 63105
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          (Address of Principal Executive Offices, including Zip Code)


                                 (314) 854-8000
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              (Registrant's telephone number, including area code)



                                       n/a
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if this Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities
      Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
      Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                TABLE OF CONTENTS




Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
     Exhibit 99.1 News Release dated July 27, 2006







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     ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     Earnings Release. On July 27, 2006, the Company issued the news release attached as Exhibit 99.1, which reports Belden CDT's results of operation for the second quarter of 2006.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (d) Exhibits.

     99.1 Company news release dated July 27, 2006, titled "Belden Reports Revenue Growth of 31.5 Percent, Diluted EPS of $0.51 Excluding Charges."

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                       BELDEN CDT INC.


Date: July 27, 2006                                    By:/s/Kevin L. Bloomfield
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